UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2012

______________

CHINA MARKETING MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

______________

Texas	000-51806	76-0641113
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Lianhe Mansion, 20 Chaowai Avenue, Suite 1105
Chaoyang District, Beijing P.R. China
(Address of Principal Executive Office) (Zip Code)

86-10-6588-2030
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 1, 2012, Child, Van Wagoner & Bradshaw, PLLC (“CVB”), the principal accountant for China Marketing Media Holdings, Inc. (the “Company”) ceased its accounting practice for SEC reporting companies. On August 1, 2012, Anderson Bradshaw PLLC (“AB”) was established as a successor firm to CVB to continue performing audits for SEC reporting companies. Since AB is a separate legal entity, the Company dismissed CVB as its principal accountant and engaged AB, as the Company’s principal accountant for the fiscal year ending December 31, 2012 and the interim periods for 2012 and 2013. The decision to effect the foregoing change was approved by the Company’s Board of Directors (the “Board”).

The reports of CVB on the Company’s financial statements as of December 31, 2011 and 2010 or subsequent interim period through the date of CVB’s ceasing being the Company’s independent registered accounting firm did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company’s financial statements for the fiscal periods ended December 31, 2011 and 2010, and through August 1, 2012, there were: (i) no disagreements between the registrant and CVB on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CVB, would have caused CVB to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided CVB a copy of the disclosures contained herein and requested that CVB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not CVB agrees with its statements in this Item 4.01. A copy of such letter furnished by CVB in response to such request, is filed as Exhibit 16 to this Form 8-K.

On or about August 1, 2012, the Board approves the engagement of AB as its Company’s independent registered accounting firm to audit the Company’s financial statements as successor to CVB.

During its two most recent fiscal years ended December 31, 2011 and 2010, and the subsequent interim period through the engagement of AB on August 1, 2012, the Company did not consult with AB on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s financial statements, and AB did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Number Descriptions

16.1	Letter from CVB dated August 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China Marketing Media Holdings, Inc.

By:	/s/ Yingsheng Li
Yingsheng Li Chief Executive Officer and President

Date:   August 2, 2012